Exhibit 99.17.a

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M97019-S38034	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

				For	Against	Abstain

1a.                To approve an Agreement and Plan of Reorganization that contemplates the reorganization of Arden Alternative Strategies Fund (“Arden Fund I”), a series of Arden Investment Series Trust, a Delaware statutory trust, into Aberdeen Multi-Manager Alternative Strategies Fund (“Aberdeen Fund I”), a series of Aberdeen Funds, a Delaware statutory trust, and provides that Arden Fund I will transfer all of its assets and liabilities to Aberdeen Fund I in exchange for shares of the Institutional Class of Aberdeen Fund I, which shares will be distributed to the shareholders of Class I of Arden Fund I in complete liquidation and dissolution of Arden Fund I (the “Fund I Reorganization”).

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2a.                To approve an interim advisory agreement (the “Interim Advisory Agreement”) by and between Arden Investment Series Trust, on behalf of Arden Fund I, and Aberdeen Asset Management Inc. (“AAMI”), which is necessary, if the Interim Advisory Agreement goes into effect, for AAMI to receive the advisory fees held in escrow for its services provided to Arden Fund I during the period from the effective date of the Interim Advisory Agreement through the earlier of the closing date of the Fund I Reorganization or 150 days from the effective date of the Interim Advisory Agreement. The Interim Advisory Agreement will go into effect with respect to Arden Fund I only if the acquisition of Arden Asset Management LLC by AAMI closes prior to the closing of the Fund I Reorganization.

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WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

Note: Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants,at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian,etc., please so indicate. Corporate and partnership proxies shouldbe signed by an authorized person indicating the person’s title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

M97020-S38034

ARDEN INVESTMENT SERIES TRUST Arden Alternative Strategies Fund 375 Park Avenue, 32 Floor New York, New York 10152

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 25, 2015

The undersigned hereby appoint(s) Henry Davis, Andrew Katz, Tom Kennedy, and Kaylock Yam, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Arden Investment Series Trust (the “Company”), on behalf of Arden Alternative Strategies Fund (the “Target Fund”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Target Fund to be held at the offices of Arden Asset Management LLC (“Arden”), 375 Park Avenue, 32 Floor, New York, New York 10152, on November 25, 2015 at 11:00 AM, Eastern Time. This proxy shall be voted on the proposals described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.